UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDEMENT NO. 1

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011 (April 9, 2010)

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

Heron Tower, 70 East 55th Street
New York, NY  10022
(Address of principal executive offices)

(212) 843-1601
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In conjunction with our engagement of a new registered public accounting firm on August 23, 2010, our management reviewed the accounting policies adopted under financial accounting guidance and evaluated our related agreements.  Based on its review, our management determined that certain adjustments to our accounting methods regarding business combinations and investments in unconsolidated entities are necessary.  Accordingly, this Amendment is being filed to amend and restate the financial statements contained in Item 9.01(b) of our Form 8-K/A originally filed on June 25, 2010, which are affected by this change in accounting methods.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired Page
       The Apartments at Meadowmont

Independent Auditors’ Report	3
Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	4
Notes to the Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	5

(b)	Pro Forma Financial Information.

Bluerock Enhanced Multifamily Trust, Inc.

Summary of Unaudited Pro Forma Consolidated Financial Statements	7
Unaudited Pro Forma Consolidated Balance Sheet (restated) as of March 31, 2010	8
Notes to Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2010	9
Unaudited Pro Forma Consolidated Statement of Operations (restated) for the three months ended March 31, 2010	10
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2010	11
Unaudited Pro Forma Consolidated Statement of Operations (restated) for the year ended December 31, 2009	12
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009	13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Bluerock Enhanced Multifamily Trust, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of The Apartments at Meadowmont for the year ended December 31, 2009.  This statement is the responsibility of the Company’s management.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement.  The Apartments at Meadowmont is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of The Apartments at Meadowmont’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of The Apartments at Meadowmont’s revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2 of The Apartments at Meadowmont for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Freedman & Goldberg
Certified Public Accountants
Farmington Hills, MI
June 25, 2010

THE APARTMENTS AT MEADOWMONT
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the Three Months Ended March 31, 2010 (unaudited)	For the Year Ended December 31, 2009
Revenues
Rental revenue	$923,180	$3,680,999
Tenant reimbursements and other income	68,480	372,479
Total revenues	991,660	4,053,478

Certain Operating Expenses
Property Operating Expenses	231,908	915,157
Property taxes and insurance	101,391	398,734
Management Fees	41,008	165,312
General and administrative	38,763	208,272
Total Certain operating expenses	413,070	1,687,475

Revenues in excess of certain operating expenses	$578,590	$2,366,003

See accompanying notes

THE APARTMENTS AT MEADOWMONT
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2010 (unaudited) and the Year Ended December 31, 2009

1.           DESCRIPTION OF REAL ESTATE PROPERTY

On April 9, 2010, through a wholly owned subsidiary, Bluerock Enhanced Multifamily Trust, Inc. (the “Company”) completed an investment in a joint venture along with Bluerock Special Opportunity + Income Fund, LLC (“BEMT Co-Investor ”), Bluerock Special Opportunity + Income Fund II, LLC (“BEMT Co-Investor II”), both of which are affiliates of the Company’s sponsor, and Bell Partners, Inc. (“Bell”), an unaffiliated entity, to acquire a 258-unit multifamily community known as The Apartments at Meadowmont (the “Meadowmont Property”), located in Chapel Hill, North Carolina from Meadowmont Apartments Associates, LLC, an unaffiliated entity.

The Meadowmont Property is located in Chapel Hill, North Carolina and is located directly east of the 749-acre campus of the University of North Carolina (UNC).  The property is comprised of 258 units, featuring one-, two- and three-bedroom layouts in 19 two- and three-story buildings situated on approximately 20 acres.  Built in 2000, the property contains approximately 296,180 rentable square feet and the average unit size is 1,148 square feet.  The community features include a clubhouse, a fitness center, a resort-style swimming pool and cabanas, a laundry center, playgrounds and private walking trails

The aggregate purchase price for the Meadowmont Property was approximately $37 million, plus closing costs.

2.           BASIS OF PRESENTATION

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summaries include the historical revenue and certain operating expenses of the Meadowmont property, exclusive of interest, depreciation and amortization, and general and administrative costs which may not be comparable to the proposed future operations of the Meadowmont property.

3.           INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues and certain operating expenses and notes thereto for the three months ended March 31, 2010, included in this report, are unaudited.  In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included.  Such adjustments consist of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

An audited statement of revenues and certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors (i) the Meadowmont Property was acquired from an unaffiliated party and (ii) based on due diligence of the Meadowmont Property by Bluerock Enhanced Multifamily Trust, Inc., management is not aware of any material factors relating to the Meadowmont Property that would cause the financial information not to be indicative of future operating results.

Square footage, occupancy and other measures used to describe real estate included in the notes to the statements of revenues and certain operating expenses are presented on an unaudited bases.

4.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Meadowmont property operations consist of rental income earned from its tenants under lease agreements with terms of one year or less.  Rental income is recognized when earned.  This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  Actual results could materially differ from those estimates.

5.           SUBSEQUENT EVENTS

We have evaluated subsequent events for recognition or disclosure through the date the financial statements were issued.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Summary of Unaudited Pro Forma Consolidated Financial Information

The following pro forma information should be read in conjunction with the consolidated balance sheets of Bluerock Enhanced Multifamily Trust, Inc. (“the Company”) as of December 31, 2009 and March 31, 2010, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the three months ended March 31, 2010, and the notes thereto.  The consolidated financial statements of the Company as of and for the year ended December 31, 2009 and the consolidated financial statements as of and for the three months ended March 31, 2010 have been included in the Company’s prior filings with the SEC on March 31, 2010 and May 17, 2010 and our restated consolidated financial statement as of and for the year ended December 31, 2009 and the three months ended March 31, 2010 filed with the SEC on January 19, 2011.  In addition, this pro forma information should be read in conjunction with the statements of revenues and certain operating expenses and the notes thereto of The Apartments at Meadowmont (the “Meadowmont property”).

The following unaudited pro forma consolidated balance sheet as of March 31, 2010 has been prepared as if we had acquired the 16.25% interest in the Meadowmont property on March 31, 2010 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period.

The following unaudited pro forma statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010 have been prepared as if we had acquired the 16.25% interest in the Meadowmont property on January 1, 2009.

The pro forma unaudited consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.  In addition, the pro forma balance sheet includes pro forma allocation of the purchase price based upon preliminary estimates of the fair value of the assets acquired.  These allocations may be adjusted in the future upon finalization of these preliminary estimates.

PROFORMA CONSOLIDATED BALANCE SHEET
As of March 31, 2010
		Pro Forma Adjustments
	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	The Apartments at Meadowmont (b)	Pro Forma Total
Assets
Investments in unconsolidated real estate joint venture	$2,499,596.00	$1,433,934	$3,933,530
Cash and cash equivalents	136,863		136,863
Deferred financing, net	70,846	23,156	94,002
Other assets	31,359		31,359
Total assets	$2,738,664	$1,457,090	$4,195,754

Liabilities and shareholders' equity
Notes payable	$3,212,498	$1,457,131	$4,669,629
Due to affiliates		192,764	192,764
Accounts payable and accrued liabilities	246,206		246,206
Total liabilities	3,458,704	1,649,895	5,108,599

Shareholders' equity
Preferred stock, $0.01 par value, 250,000,000 shares
authorized; none issued and outstanding			-
Common stock, $0.01 par value, 749,999,000 shares
authorized; 44,700 shares issued and outstanding	447		447
Nonvoting convertible stock, $0.01 par value per share;
1,000 shares authorized, none issued and outstanding	10		10
Additional paid-in-capital	195,781		195,781
Cumulative distributions and net loss	(916,278)	(192,805)	(1,109,083)
Total shareholder' equity	(720,040)	(192,805)	(912,845)
Total liabilities and shareholders' equity	$2,738,664	$1,457,090	$4,195,754

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2010

(a)	Reflects the historical balance sheet of the Company as reported in the Restated Quarterly Report on Form 10-Q/A as of March 31, 2010.
(b)
Represents the acquisition of the 16.25% interest in the Meadowmont property.  The aggregate purchase price for the Meadowmont property was approximately $37 million, plus closing costs and, through a consolidated joint venture, was funded by a combination of debt and a loan from an affiliate of the Company’s advisor.

Property	Managing Member LLC interest	Joint Venture interest	Indirect Equity Interest in Property
Meadowmont	32.50%	50%	16.25%

          We analyzed our interest in the managing member LLC to determine (a) if the LLC is a variable interest entity (a "VIE"), and (b) if so, if we are the primary beneficiary.  Our contribution into the managing member LLC was funded through a loan from an affiliate who is another investor in the managing member LLC, thus our equity investment is not at risk. Since unanimous approval is required by all members to direct the activities that most significantly impact the managing member LLC’s economic performance, the holder of the equity investment at risk lacks that power and thus we concluded that the managing member LLC entity is a VIE.  We are not the primary beneficiary because we do not have the power to direct the activities that most significantly impact the economic performance of the managing member LLC and would not be considered to be the investor that is most closely associated with the entity among the related party investors.  As a result, our investments are reflected as investments in unconsolidated joint ventures under the equity method of accounting.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS (RESTATED)
For the three Months Ended March 31, 2010

	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	The Apartments at Meadowmont		The Reserve at Creekside Village		Pro Forma Total

Certain operating expenses
Asset management fees to affiliates	$27,422	$18,059		$8,075	(d)	$53,556
Acquisition costs	56,525	-		(56,525	)(b)	-
General and adminsitrative	74,221	-		-		74,221
Total expenses	158,168	18,059		(48,450)		127,777

Other operating activities
Equity in loss of unconsolidated joint venture	(269,050)	(78,866)		(37,030	)(c)	(384,946)

Operating (loss) income	(427,218)	(96,925)		11,420		(512,723)

Other income (expense)
Interest income	87	-				87
Interest expense	(50,225)	(579)		(203	)(e)	(86,096)
		(25,500	)(f)	(9,589	)(g)
Total other income (expense)	(50,138)	(26,079)		(9,792)		(86,009)

Net (loss) income	(477,356)	(123,003)		1,627		(598,731)

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2010

(a)	Reflects the historical financial information of the Company as reported in the Restated Quarterly Report on Form 10-Q/A as of March 31, 2010.
(b)	Represents the acquisition fee paid to the advisor on March 31, 2010. For these pro forma statements the acquisition fee was recognized during the year ended December 31 2009.
(c)	Represents the pro-forma equity in loss for the three months ended March 31, 2010.
(d)
Represents the pro-forma asset management fees due to affiliate for the three months ended March 31, 2010.  With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the cost of the asset where the cost equals the amount actually paid, excluding acquisition fees and expenses, including any debt attributable to the asset.  The asset management fee will not be payable until stockholders have received distributions in an amount equal to at least a 6% per annum, cumulative non-compounded return on invested capital, at which time all amounts become due and payable.

(e)	Represents accumulated amortization of the financing fee for the three months ended March 31, 2010.
(f)
Represents interest expense for the three months ended March 31, 2010 on the approximately $1.4 million loan made to the Company by an affiliate of the advisor used for the acquisition of the Meadowmont property.  The loan has a six-month term and bears interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the rate assumed for this pro forma. The loan plus accrued interest was paid in full on June 8, 2011.

(g)
Represents interest expense for the three months ended March 31, 2010 on the $542,000 loan made to us by an affiliate of the advisor used for the acquisition of the Creekside property.  The loan had a six-month initial term and bore interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma. The loan plus accrued interest was paid in full on September 28, 2010.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS (RESTATED)
For the Year Ended December 31, 2009

	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	The Apartments at Meadowmont		The Reserve at Creekside Village		Springhouse at Newport News		Pro Forma Total

Certain operating expenses
Asset management fees to affiliates	$9,140	$72,235		$32,300		$109,688	(d)	$223,363
Acquisition costs to affiliates	191,953	105,219		56,525			(b)	353,697
General and administrative	45,391							45,391
Total expenses	246,484	177,454		88,825		109,688		622,451

Other operating activities
Equity in loss of unconsolidated joint venture	(176,752)	(315,464)		(148,121)		(433,323	)(c)	(1,073,660)

Operating loss	(423,236)	(492,918)		(236,946)		(543,011)		(1,696,110)

Other income (expense)
Interest expense	(15,685)	(2,316)		(812)		(4,388	)(e)	(356,373)
		(101,999	)(f)	(38,357	)(g)	(192,816	)(h)
Total other income (expense)	(15,685)	(104,315)		(39,169)		(197,204)		(356,373)

Net loss	(438,921)	(597,233)		(276,115)		(740,215)		$(2,052,483)

See accompaying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2009

(a)	Reflects the historical financial information of the Company as reported in the Restated Annual Report on Form 10-K/A as of December 31, 2009.
(b)
Represents the acquisition fee paid to the advisor.  For these pro forma statements the acquisition fee was recognized during the year ended December 31 2009. The Springhouse acquisition fee is included in the historical balance as of December 31, 2009.

(c)	Represents the pro-forma equity in loss for the year ended December 31, 2009.
(d)
Represents the pro-forma asset management fees due to affiliate for the year ended December 31, 2009.  With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the cost of the asset where the cost equals the amount actually paid, excluding acquisition fees and expenses, including any debt attributable to the asset.  The asset management fee will not be payable until stockholders have received distributions in an amount equal to at least a 6% per annum, cumulative non-compounded return on invested capital, at which time all amounts become due and payable.

(e)	Represents accumulated amortization of the financing fee for the year ended December 31, 2009.
(f)
Represents interest expense for the year ended December 31, 2009 on the approximately $1.4 million loan made to the Company by an affiliate of the advisor used for the acquisition of the Meadowmont property.  The loan has a six-month term and bore interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the rate assumed for this pro forma. The loan plus accrued interest was paid in full on June 8, 2010.

(g)
 Represents interest expense for the year ended December 31, 2009 on the $542,000 loan made to us by an affiliate of the advisor used for the acquisition of the Creekside property.  The loan had a six-month initial term and bore interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma. The loan plus accrued interest was paid in full on September 28, 2010.

(h)
Represents interest expense for the year ended December 31, 2009 on the $2.8 million loan made to us by an affiliate of the advisor used for the acquisition of the Springhouse property.  The loan has a six-month initial term, that has subsequently been extended, and bears interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: January 19, 2011                                                                         /s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)